UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

ALIGN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Scottsdale Road, Suite 1300 Tempe, Arizona 85288
(Address of principal executive offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2024, Emory Wright notified Align Technology, Inc. (the “Company”) that he will be retiring from the Company in 2026. Effective immediately and until his retirement, Mr. Wright will lead the development of the Company’s direct 3D printing capabilities and his position will be changed from Executive Vice President, Global Operations to Executive Vice President, Direct Fabrication Manufacturing Platform. A copy of the press release announcing Mr. Wright’s retirement is attached hereto as Exhibit 99.1.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 22, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The voting results for each item of business presented at the Annual Meeting, as certified by the Company’s inspector of elections, are set forth below:

Proposal 1: Election of the ten director nominees named below at the Annual Meeting, each to serve for a one-year term or until a successor is duly elected or appointed and qualified.

Name	For	Against	Abstain	Broker Non-Votes
C. Raymond Larkin, Jr.	58,114,208	5,899,323	456,895	3,453,321
Kevin Conroy	64,113,072	236,112	121,244	3,453,321
Kevin J. Dallas	63,187,829	1,161,170	121,431	3,453,321
Joseph M. Hogan	63,823,006	539,020	108,399	3,453,321
Joseph Lacob	51,555,348	12,805,504	109,576	3,453,321
George J. Morrow	55,402,556	8,958,619	109,252	3,453,321
Anne M. Myong	62,727,042	1,623,895	119,490	3,453,321
Mojdeh Poul	64,205,366	144,318	120,746	3,453,321
Andrea L. Saia	62,502,026	1,848,939	119,463	3,453,321
Susan E. Siegel	63,242,877	1,105,188	122,362	3,453,321

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2024.

For	Against	Abstain
64,012,780	3,813,266	97,697

Proposal 3: An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
53,891,874	9,888,534	690,014	3,453,321

Proposal 4: Replacement of all voting requirements in the Company’s charter and bylaws that call for greater than a simple majority vote with a simple majority vote.

For	Against	Abstain	Broker Non-Votes
55,790,283	8,557,627	122,512	3,453,321

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1
Press Release of Align Technology, Inc. Announcing Appointment of Emory Wright, EVP Direct Fabrication Manufacturing Platform to Build the Company's Next Generation Manufacturing Operations - Wright Plans to Retire in 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Executive Vice President, Chief Legal and Regulatory Officer

Date: May 22, 2024